                                                                   Exhibit 10.21

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT is made as of this 18th day of November, 2003, between ARE-60 Westview, LLC, a Delaware limited liability company ("Landlord"), and Critical Therapeutics, Inc., a Delaware corporation ("Tenant").

                             BASIC LEASE PROVISIONS

ADDRESS:     60 Westview Street, Lexington, Massachusetts

PREMISES:    That certain approximately 40,200 rentable square foot
             building (the "Building"), located at 60 Westview Street,
             Lexington, Massachusetts, as shown on Exhibit A.

PROJECT: The real property on which the Building is located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

BASE RENT:   First Lease Year:  $1,005,000.00 per annum; $83,750.00 per month

             Second Lease Year: $1,206,000.00 per annum; $100,500.00 per month

             Third Lease Year:  $1,235,346.00 per annum; $102,945.50 per month

             Fourth Lease Year: $1,265,094.00 per annum; $105,424.50 per month

             Fifth Lease Year:  $1,295,646.00 per annum; $107,970.50 per month

RENTABLE AREA OF PREMISES:   40,200 sq. ft.

RENTABLE AREA OF PROJECT:    40,200 sq. ft.

TENANT'S SHARE OF OPERATING EXPENSES:       100%

SECURITY DEPOSIT:  $335,000

COMMENCEMENT DATE:    November 18, 2003

TARGET DELIVERY DATE: March 1, 2004

RENT ADJUSTMENT PERCENTAGE:    2.5%

BASE TERM:            Beginning on the Commencement Date and ending sixty (60)
                      months from the first day of the first full month following the Rent Commencement Date

PERMITTED USE:        Research and development laboratory, related office and
                      other related uses consistent with the character of the Project and otherwise in compliance with the provisions of
                      Section 7 hereof.

ADDRESS FOR RENT PAYMENT:                    LANDLORD'S NOTICE ADDRESS:
135 N. Los Robles Avenue, Suite 250          135 N. Los Robles Avenue, Suite 250
Pasadena, CA 91101                           Pasadena, CA 91101
Attention: Accounts Receivable               Attention:  Corporate Secretary

TENANT'S NOTICE ADDRESS:                     GUARANTOR OF LEASE:
Prior to Rent Commencement Date:             None
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 2

Critical Therapeutics, Inc.
675 Massachusetts Avenue, 14th Floor
Cambridge, MA 02139
Attention: Ms. Edie Estabrook

After the Rent Commencement Date:

Critical Therapeutics, Inc.
60 Westview Street
Lexington, MA 02421
Attention: Ms. Edie Estabrook

In all cases, with a copy to:

Hale and Dorr LLP
60 State Street
Boston, MA 02109
Attention: Michael D. MacClary, Esquire

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

|X| EXHIBIT A - PREMISES DESCRIPTION       |X| EXHIBIT B - DESCRIPTION OF PROJECT
|X| EXHIBIT C - WORK LETTER                |X| EXHIBIT D - RENT COMMENCEMENT DATE
|X| EXHIBIT E - RULES AND REGULATIONS      |X| EXHIBIT F - TENANT'S PERSONAL PROPERTY

         1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. Landlord reserves the right to modify the Project, provided that such modifications do not materially adversely affect Tenant's use of the Premises for the Permitted Use.


         2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Delivery Date, with Landlord's Work Substantially Completed. (such delivery of the Premises being referred to herein as "DELIVERY" or "DELIVER"). Landlord shall endeavor to give at least fourteen (14) days advance notice of the date by which the Premises will be delivered in the condition required above, and from and after such notice, provided Tenant has provided a certificate of insurance, indicating that Tenant has obtained insurance of the types and in the amounts required to be maintained by Tenant pursuance to
Section 17 hereof, Tenant shall have access to the Premises in order to prepare the same for its use and occupancy. Such early entry shall be subject to all the terms and conditions of this Lease, other than the payment of Rent and other charges due hereunder. The date on which such occupancy begins shall be referred to herein as the "EARLY OCCUPANCY DATE". The period between the Early Occupancy Date and the Rent Commencement Date is referred to herein as the "EARLY
OCCUPANCY PERIOD". Except as specifically provided herein, if Landlord fails to timely Deliver the Premises on or before the Target Delivery Date, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable. If Landlord does not Deliver the Premises within 60 days after the Target Delivery Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (ie., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. If the Rent Commencement Date is delayed beyond the Target Delivery Date as a result of Tenant Delays, then the Target Delivery Date shall be deemed to be the Rent Commencement Date. As used herein, the terms "LANDLORD'S WORK," "TENANT DELAYS" and "SUBSTANTIALLY COMPLETED" shall have the meanings set forth for such terms in the Work Letter.
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 3

         The "RENT COMMENCEMENT DATE" shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; and (iii) the date Tenant conducts any business in the Premises or any part thereof. Upon request of Landlord, Tenant shall execute and deliver written acknowledgments of the Rent Commencement Date and the expiration date of the Term when such are established in the form of the "Acknowledgement of Rent Commencement Date" attached to this Lease as EXHIBIT D; provided, however, Tenant's failure to execute and deliver any such acknowledgment shall not affect Landlord's rights hereunder. The "TERM" of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms which Tenant may elect pursuant to Section 40 hereof. For purposes of this Lease, the term "LEASE YEAR" shall mean a period of twelve (12) consecutive months, commencing on the Rent Commencement Date and each successive twelve (12) month period, except that if the Rent Commencement Date shall occur on a date other than the first day of a month, then the first Lease Year shall include the period from the Rent Commencement Date to the first day of the following month and twelve (12) calendar months thereafter.

         Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Rent Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Rent Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent.

         Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant's representations, warranties, acknowledgments and agreements contained herein.

         3.       RENT.

         (a) BASE RENT. The first month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Beginning on the first day of the second calendar month after the Rent Commencement Date, Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

         (b) ADDITIONAL RENT. In addition to Base Rent, Tenant agrees to pay to Landlord, commencing on the Rent Commencement Date, as additional rent ("ADDITIONAL RENT"): (i) all "Operating Expenses" (as defined in Section 5), and
(ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

         4. BASE RENT ADJUSTMENTS. Beginning on the second anniversary of the first day of the first full month after the Rent Commencement Date, Base
Rent shall be increased on each annual anniversary of the first day of the first full month after the Rent Commencement Date during the Term of this lease (each an "ADJUSTMENT DATE") by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date.
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 4

Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

         5. OPERATING EXPENSE PAYMENTS. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

         The term "OPERATING EXPENSES" means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined in Section 9), reasonable reserves consistent with good business practice for future repairs and replacements, capital repairs and improvements amortized over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord's third party property manager or, if there is no third party property manager, administration rent in the amount of 2.5% of Base Rent), excluding only:

         (a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

         (b)      capital expenditures for expansion of the Project;

         (c) interest, principal payments of Mortgage (as defined in Section 27), debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

         (d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

         (e) Taxes to be paid directly by Tenant, unless not actually paid by Tenant;

         (f) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

         (g) general organizational, administrative and overhead costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

         (h) costs (including attorneys' fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

         (i) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors of any Legal Requirement (as defined in Section 7);

         (j) penalties, fines or interest incurred as a result of Landlord's inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord's failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

         (k) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

         (l) costs of Landlord's charitable or political contributions, or of fine art maintained at the Project;

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 5

         (m)      costs incurred in the sale or refinancing of the Project;

         (n)      advertising and promotional expenditures;

         (o) costs arising from latent defects or repair thereof, unless any such repair is necessitated solely as a result of Tenant's particular use of the Premises or the Project;

         (p) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

         (q) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than Tenant in accordance with this Lease.

         Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an "ANNUAL STATEMENT") showing in reasonable detail: (a) the total of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant's payments in respect of Operating Expenses for such year. If actual Operating Expenses for such year exceed Tenant's payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant's payments of Operating Expenses for such year exceed actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

         The Annual Statement shall be final and binding upon Tenant unless Tenant, within 30 days after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 30 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord's statement of Tenant's Share of Operating Expenses, Landlord will provide Tenant with access to Landlord's books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant's questions (the "EXPENSE INFORMATION"). If after Tenant's review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant's Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant's sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the "INDEPENDENT REVIEW"). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant's Share of Operating Expenses for such calendar year, Landlord shall at Landlord's option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant's payments with respect to Operating Expenses for such calendar year were less than Tenant's Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which the Term of this Lease begins and ends shall be prorated.

         Base Rent, Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as "RENT."

         6. SECURITY DEPOSIT. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the "SECURITY DEPOSIT") for the performance of all of Tenant's obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT"): (i) in form and substance satisfactory to
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 6

Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord's choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of a Default (as defined in Section 20), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any direct or actual loss or damage arising from a Default hereunder. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (ie., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

         If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord's obligations under this Section 6, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant's right to the return of the Security Deposit shall apply solely against Landlord's transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

         If at any time during the Term of this Lease Tenant's stock shall be listed on either the New York Stock Exchange or the NASDAQ stock market (the "REDUCTION REQUIREMENT"), then the Security Deposit shall be reduced to an amount equal to two months then applicable monthly Base Rent (the "REDUCED SECURITY DEPOSIT"). If Tenant provides Landlord with written evidence reasonably satisfactory to Landlord Tenant has satisfied the Reduction Requirement, then Landlord shall return the unapplied portion of the Security Deposit then held by Landlord, less the Reduced Security Deposit, to Tenant within 60 days of Tenant's delivery of such written evidence. If Landlord returns to Tenant any portion of the Security Deposit in accordance with this Section, then from and after the date such monies are returned to Tenant, the "SECURITY DEPOSIT" shall be deemed to be the Reduced Security Deposit for all purposes of this Lease.

         The Reduced Security Deposit shall be increased to an amount equal to four months then applicable monthly Base Rent in accordance with the terms of this Section if (i) Tenant is in Default hereunder, or (ii) Tenant fails at any time after reduction of the Security Deposit to continue to meet the Reduction Requirement. Landlord shall have the right (not to be exercised more than 2 times per calendar year) to request written evidence from Tenant that Tenant continues to meet the Reduction Requirement. Such increased Security Deposit shall be paid to Landlord within 10 days of Landlord's written demand, in the case of Tenant's Default under the Lease, or within 10 days of Landlord's written demand, in the case of Tenant's failure to meet the Reduction Requirement. If Tenant is required to increase the Reduced Security Deposit in accordance with this Section, then from and after the date such monies are deposited with Landlord, the "SECURITY DEPOSIT" shall be deemed to be the amount then held by Landlord hereunder.
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
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         7.      USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. ss. 12101, et seq. (together with the regulations promulgated pursuant thereto, "ADA") (collectively, "LEGAL REQUIREMENTS" and each, a "LEGAL REQUIREMENT"). Tenant shall, upon 5 days' written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises or the Project to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a "place of public accommodation", as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant's failure to comply with the provisions of this Section or otherwise caused by Tenant's use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending beyond the Project. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project.

         Notwithstanding the foregoing or any other provision of this Lease, however, Tenant shall not be responsible, but shall reimburse Landlord as an Operating Expense, for the cost of compliance with any such laws, regulations or the like requiring (I) structural repairs or modifications, or (ii) repairs or modifications to the utility or building service equipment, or (iii) installation of new building service equipment, such as fire detection or suppression equipment.

         Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant's expense (to the extent such Legal Requirement is applicable solely by reason of Tenant's particular use of the Premises) make any alterations or modifications to the exterior of the Building and elsewhere at the Project that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys' fees, charges and disbursements and costs of suit) (collectively, "CLAIMS") arising out of or in connection with Legal Requirements, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement during the Early Occupancy Period, if any, and the Term.

         8. HOLDING OVER. If, with Landlord's express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base
Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord's sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all direct and actual damages suffered by Landlord resulting from or occasioned by Tenant's holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 8

possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

         9. TAXES. Landlord shall pay, as part of Operating Expenses, all taxes, levies, assessments and governmental charges of any kind (collectively referred to as "TAXES") imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, "GOVERNMENTAL AUTHORITY") during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord's business of leasing space in the Project. Landlord agrees to pay all assessments and municipal betterments in the maximum number of installments legally permitted, and Taxes for any period included in the Term hereof shall include only the installments of such assessments and betterments attributable to such period. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation of the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord's determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

Notwithstanding anything to the contrary contained in this Lease, the following shall be excluded from Taxes and shall be paid solely by Landlord: inheritance, estate, succession, transfer, gift, franchise or capital stock tax, or any income taxes arising out of or related to ownership and operation of income-producing real estate, or any excise taxes imposed upon Landlord based upon gross or net rentals or other income received by it, and assessments, charges, taxes, rents, fees, levies, excises, license fees, permit fees, inspection fees or other authorization fees or charges to the extent allocable to or caused by the development or installation of on- or off-site improvements or utilities (including without limitation street and intersection improvements, roads, rights-of-way, lighting and signalization) necessary for the initial development or construction of the Building, or any past, present or future system development reimbursement schedule or sinking fund related to any of the foregoing.

         10. PARKING. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below), Landlord's rules and regulations and the exercise by Landlord of its rights hereunder, Tenant shall have the exclusive right to use 100% of the parking spaces at the Project. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. There are approximately 117 parking spaces at the Project as of the date hereof.

         11.      UTILITIES, SERVICES.

         Landlord shall provide, subject to the terms of this Section 11, water, electricity, heat, light, power, telephone, sewer, and other utilities
(including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, "UTILITIES"). Landlord shall pay, as Operating Expenses or subject to Tenant's reimbursement obligation, for all Utilities used at the Project, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant's expense, any Utilities to be charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any Utilities and services which may be charged directly to Tenant during the Early Occupancy Period, if any, or the Term. No interruption or failure of Utilities, from any
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                                                                          PAGE 9

cause whatsoever other than Landlord's willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent.

         Landlord's sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the stated capacity of the emergency generators located in the Building as of the Rent Commencement Date, and (ii) to contract with a third party to maintain the emergency generators as per the manufacturer's standard maintenance guidelines. Landlord shall provide evidence to Tenant that Landlord has contracted with a third party reasonably acceptable to Tenant to maintain the emergency generators as per the manufacturer's standard maintenance guidelines as aforesaid. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed.

         12. ALTERATIONS AND TENANT'S PROPERTY. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) or alterations, additions or improvements not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 13) ("ALTERATIONS") shall be subject to Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord's reasonable discretion. Any request for approval shall be in writing, delivered not less than 10 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to the actual costs incurred by Landlord for plan review, coordination, scheduling and supervision (not to exceed $2,500 per Alteration) in connection with any Alteration. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

         Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers' compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) "as built" plans for any such Alteration.

         Other than (i) the items, if any, listed on EXHIBIT F attached hereto,
(ii) any items agreed by Landlord in writing to be included on EXHIBIT F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the TI Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, "TENANT'S PROPERTY"), all property of any kind paid for with the TI Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms,
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 10

walk-in warm rooms, deionized water systems, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, "INSTALLATIONS") shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant's Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

         13. LANDLORD'S REPAIRS. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, and parking areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises ("BUILDING SYSTEMS"), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (collectively, "TENANT PARTIES") excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant's sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 5 days' advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant's written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord's expense and agrees that the parties' respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

         14. TENANT'S REPAIRS. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows and interior walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. Tenant shall, during the Term of this Lease, have all benefits under any construction warranties and manufacturer's equipment warranties relating to equipment installed in the Premises as more particularly described in the Work Letter. If Tenant fails to commence cure of such failure within 10 days of Landlord's notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party.

         15.      MECHANIC'S LIENS. Tenant shall discharge, by bond or
otherwise, any mechanic's lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant's sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 11

utilized by Tenant in the operation of Tenant's business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

         16. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises or the Project during the Early Occupancy Period, if any, and the Term, arising directly or indirectly out use or occupancy of the Premises or the Project or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises or the Project). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any third party.

         17. INSURANCE. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project at the time such policy is purchased by Landlord, or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers' compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer's cost calculations).

         Tenant, at its sole cost and expense, shall maintain during the Early Occupancy Period, if any, and the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; workers' compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises and pollution legal liability insurance with a minimum limit of not less than $2,000,000 per occurrence. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, "LANDLORD PARTIES"), as additional insureds. The commercial general liability and pollution legal liability insurance policies shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Early Occupancy Period, if any, or the Term and upon each renewal of said insurance. Tenant's policy may be a "blanket policy" with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 12

         In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the Landlord under any Lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying Lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

         The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors ("RELATED PARTIES"), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other's insurer.

         Landlord may require insurance policy limits to be raised to conform with requirements of Landlord's lender and/or to bring coverage limits to levels then being generally required of new tenants of similar buildings in the Lexington, Massachusetts area.

         18. RESTORATION. If, at any time during the Early Occupancy Period, if any, or the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the "RESTORATION PERIOD"). If the Restoration Period is estimated to exceed 9 months (the "MAXIMUM RESTORATION PERIOD"), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction. Unless Landlord so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section
30) in, on or about the Premises (collectively referred to herein as "HAZARDOUS MATERIALS CLEARANCES"); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, in which event Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

         Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last Lease Year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant's business. Such abatement shall be the sole remedy of Tenant, and except as provided in this
Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 13

         If (a) the Premises are materially damaged by fire or other casualty during the last Lease Year of the Term and Tenant has not exercised its Extension Right under this Lease, or (b) the Premises are materially damaged by fire or other casualty and not restored (including the Tenant Improvements) within the Maximum Restoration Period, then Tenant shall have the right, exercisable by written notice to Landlord delivered within 30 days after the date of such fire or other casualty or the expiration of such Maximum Restoration Period, as applicable, to terminate this Lease as of the date that is the later of (i) the date set forth in such notice of Tenant's election to terminate this Lease as aforesaid, and (ii) the date on which Landlord receives the last of the Hazardous Materials Clearances which Tenant is obligated to provide hereunder, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Tenant to terminate this Lease.

         The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

         19. CONDEMNATION. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING" or "TAKEN"), and the Taking would in Landlord's reasonable judgment either prevent or materially interfere with Tenant's use of the Premises or materially interfere with or impair Landlord's ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project.

         20. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

         (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder within five (5) business days after written notice is received from Landlord that such installment is overdue; provided, however, that Landlord shall not be required to give such a notice more than once during any calendar year during the Term hereof, including any Extension Term (as hereinafter defined).

         (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

         (c) ABANDONMENT. Tenant shall abandon the Premises and shall fail to (I) prepare and comply with a Surrender Plan as more particularly described in Section 28 hereof prior to vacating the Premises, and (ii) pay all Rent and other amounts due hereunder or take reasonable precautions to protect the Premises from vandalism or waste.

         (d) IMPROPER TRANSFER. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant's interest in this Lease or the Premises except as expressly permitted herein, or Tenant's
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 14

interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

         (e) LIENS. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

         (f) INSOLVENCY EVENTS. Tenant or any guarantor or surety of Tenant's obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "PROCEEDING FOR RELIEF"); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

         (g) ESTOPPEL CERTIFICATE OR SUBORDINATION AGREEMENT. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

         (h) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 20 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant's default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 20 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 20 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 45 days from the date of Landlord's notice.

         21.      LANDLORD'S REMEDIES.

         (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the "DEFAULT RATE"), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

         (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord, without the necessity of any notice from Landlord, an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

         (c) REMEDIES. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 15

                  (i) Terminate this Lease, or at Landlord's option, Tenant's right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

                  (ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 21(c)(i) or otherwise, Landlord may recover from Tenant the following:

                           (A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                           (B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                           (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                           (E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

         The term "RENT" as used in this Section 21 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 21(c)(ii) (A) and (B), above, the "WORTH AT THE TIME OF AWARD" shall be computed by allowing interest at the Default Rate. As used in
         Section 21(c)(ii)(C) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

                  (iii) Landlord may continue this Lease in effect after Tenant's Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

                  (iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. Upon Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

                  (v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(d) hereof, at Tenant's expense.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 16

         (d) EFFECT OF EXERCISE. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant's Default.

         22.      ASSIGNMENT AND SUBLETTING.

         (a) GENERAL PROHIBITION. Without Landlord's prior written consent subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22.

         (b) LANDLORD APPROVAL OF CERTAIN TRANSFERS. Following the Rent Commencement Date, if Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, other than pursuant to a Permitted Assignment (as defined below), then at least 7 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the "ASSIGNMENT DATE"), Tenant shall give Landlord a notice (the "ASSIGNMENT NOTICE") containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 7 business days after receipt of the Assignment Notice:
(i) grant such consent, (ii) refuse such consent, in its reasonable discretion, or (iv) terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an "ASSIGNMENT TERMINATION"). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord's notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord's consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 17

in connection with its consideration of any Assignment Notice, up to a maximum reimbursement of $2,500 per request.

         (c) PERMITTED ASSIGNMENTS. Notwithstanding the foregoing, from and after the Rent Commencement Date, Landlord's consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to approve the form of any such sublease or assignment. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord's prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the stock, assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles ("GAAP")) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the Commencement Date, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment (each of the transfers described in this Section 22(c) is referred to herein as a "PERMITTED ASSIGNMENT"). Subject to the provisions of
Section 22(g) hereof, Landlord agrees that neither an initial public offering of shares by Tenant, nor any private financing of Tenant by institutional investors who regularly invest in private biotechnology companies, shall require Landlord's consent.

         (d) ADDITIONAL CONDITIONS. As a condition to any such assignment or subletting, whether or not Landlord's consent is required, Landlord may require:

                  (i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

                  (ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

         (e) NO RELEASE OF TENANT, SHARING OF EXCESS RENTS. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant's other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) reasonable improvement allowances or other economic concessions granted by Tenant to any unrelated assignee or sublessee, and actual and reasonable brokerage fees, advertising costs and legal costs directly related to and required pursuant to the terms of any such sublease) ("EXCESS RENT"), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 18

Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

         (f) NO WAIVER. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

         (g) PRIOR CONDUCT OF PROPOSED TRANSFEREE. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior Landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party's action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

         23. ESTOPPEL CERTIFICATE. Either party shall, within 10 business days of written notice from the other, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of the requesting hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

         24. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

         25. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

         26. RULES AND REGULATIONS. Tenant shall, at all times during the Early Occupancy Period, if any, and the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as EXHIBIT E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control.

         27. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant;

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 19

provided, however that so long as there is no Default hereunder, Tenant's right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant's quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term "MORTGAGE" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "HOLDER" of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

         28. SURRENDER. Upon the expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises and the Project to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises or the Project by any person other than a Landlord Party (collectively, "TENANT HAZMAT OPERATIONS") and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises and the Project (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises and/or the Project, and shall be subject to the review and approval of Landlord's environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and the Project and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises and the Project are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises and the Project and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties.

         If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

         Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 20

at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

         29. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

         30.      ENVIRONMENTAL REQUIREMENTS.

         (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises or the Project during the Early Occupancy Period, if any, or the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project by anyone other than Landlord and Landlord's employees, agents and contractors otherwise occurs during the Early Occupancy Period, if any, or the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the Early Occupancy Period, if any, or the Term as a result of such contamination. Notwithstanding the foregoing, Tenant shall in no event be liable to Landlord or any Landlord Party hereunder as a result of, and this indemnification of
Landlord and the Landlord Parties by Tenant shall not include, Environmental Claims arising from known conditions existing in, on, under or about the Project on or before the date hereof (each, a "PRE-EXISTING CONDITION"), as disclosed by that certain Phase I Environmental Site Assessment of 60 Westview Street, Lexington, Massachusetts, dated July 21, 1998, prepared by Dames and Moore, and as further described in that certain opinion letter issued by Environ, dated October 28. 2003, pertaining to the effect of off-site conditions on the subject property, to the extent Tenant can prove, to Landlord's reasonable satisfaction, that such Environmental Claim does not arise or result, in whole or part, from any exacerbation of, or contribution to, a Pre-existing Condition by (i) the actions of Tenant or any Tenant Party, or (ii) any contamination emanating from in, on or under the Premises. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises or the Project. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 21

         (b) BUSINESS. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises or the Project and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises or the Project ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises or the Project. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

         (c) TENANT REPRESENTATION AND WARRANTY. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior Landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant's or such predecessor's action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this lease in Landlord's sole and absolute discretion.

         (d) TESTING. Landlord shall have the right to conduct annual tests of the Premises and the Project to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant's use. Tenant shall be required to pay the cost of such annual test of the Premises and the Project; provided, however, that if Tenant conducts its own tests of the Premises and the Project using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant's use of the Premises and the Project. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises or the Project by Tenant or any Tenant Party. If
contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises and the Project made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 22

         (e) UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

         (f) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises or the Project of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises or the Project and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

         (g) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises or the Project by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

         31. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any Landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or Landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder.

         Notwithstanding the foregoing, if any claimed Landlord default hereunder will immediately, materially and adversely affect Tenant's ability to conduct its business in the Premises (a "MATERIAL LANDLORD DEFAULT"), Tenant shall, as soon as reasonably possible, but in any event within 2 business days of obtaining knowledge of such claimed Material Landlord Default, give Landlord written notice of such claim and telephonic notice to Tenant's principal contact with Landlord. Tenant's notice shall not be effective for purposes of this section unless such notice expressly states that a Material Landlord Default has occurred. Landlord shall then have 2 business days to commence cure of such claimed Material Landlord Default and shall diligently prosecute such cure to completion. If such claimed Material Landlord Default is not a default by Landlord hereunder, or if Tenant failed to give Landlord the notice required hereunder within 2 business days of learning of the conditions giving rise to the claimed Material Landlord Default, Landlord shall be entitled to recover from Tenant, as Additional Rent, any costs incurred by Landlord in connection with such cure in excess of the costs, if any, that Landlord would otherwise have been liable to pay hereunder. If Landlord fails to commence cure of any claimed Material Landlord Default as provided above, Tenant may commence and prosecute such cure to completion, and shall be entitled to recover the costs of such cure
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 23

(but not any consequential or other damages) from Landlord, to the extent of Landlord's obligation to cure such claimed Material Landlord Default hereunder, subject to the limitations set forth in the immediately preceding sentence of this paragraph and the other provisions of this Lease.

         All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "landlord" in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.

         32. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises and the Project at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises and the Project during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications and create restrictions on or about the Premises and the Project, provided that no such easement, dedication or restriction materially, adversely affects Tenant's use or occupancy of the Premises for the Permitted Use. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord's access rights hereunder.

         33. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises or the Project. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or the Project or any other breach of security with respect to the Premises or the Project. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

         34. FORCE MAJEURE. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, weather, natural disasters, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord ("FORCE MAJEURE").

         35. BROKERS, ENTIRE AGREEMENT, AMENDMENT. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER") in connection with this transaction and that no Broker brought about this transaction other than Spaulding & Slye Colliers and Richards Barry Joyce & Partners. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 35, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

         36. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR
(AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT,
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 24

SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND
(C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

         37. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

         38. SIGNS; EXTERIOR APPEARANCE. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord's standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Tenant shall be responsible, at Tenant's sole cost and expense, for removing all interior and exterior signage from the Building and the Project at the expiration or earlier termination of this Lease.

         39. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

         (a) EXTENSION RIGHTS. Tenant shall have two (2) consecutive rights (each, an "EXTENSION RIGHT") to extend the term of this Lease for five (5) years each (each, an "EXTENSION TERM") on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise each Extension Right at least twelve (12) months prior to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term.

         Base Rent for the first year of each Extension Term shall be an amount equal to the greater of (i) 100% of the Base Rent charged during the last year of the Base Term or the immediately preceding Extension Term, as applicable, and
(ii) 95% of the then current Market Rate (as defined below). Base Rent for each successive year of each such Extension Term shall be adjusted by multiplying the Base Rent payable during the immediately preceding year by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable for the immediately preceding year. As used herein, "MARKET RATE" shall mean the then market rental rate as determined by Landlord and agreed to by Tenant, which shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of such Extension Term increased by the Rent Adjustment Percentage multiplied by such Base Rent.

         If, on or before the date which is 120 days prior to the expiration of the Base Term of this Lease, or the expiration of any prior Extension Term, Tenant has not agreed with Landlord's determination of the Market Rate and the rent escalations during such subsequent Extension Term after negotiating in good faith, Tenant may by written notice to Landlord not later than 120 days prior to the expiration of the Base Term of this Lease, or the expiration of
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 25

any then effective Extension Term, elect arbitration as described in Section 39(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and all of the remaining Extension Rights shall terminate.]

         (b)      ARBITRATION.

                           (i) Within 10 days of Tenant's notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct, based on its review of comparable market rents for laboratory/office space of similar age, quality and level of finish in the Lexington, Massachusetts market ("EXTENSION PROPOSAL"). If either party fails to timely submit an Extension Proposal, the other party's submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party's submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

                           (ii) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

                           (iii) An "ARBITRATOR" shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the greater Boston metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing Landlords and/or tenants in the leasing of high tech or life sciences space in the greater Boston metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

         (c) RIGHTS PERSONAL. Extension Rights are personal to Tenant and, except in the case of a Permitted Assignment hereunder, are not assignable without Landlord's consent, which may be granted or withheld in Landlord's sole discretion separate and apart from any consent by Landlord to an assignment of Tenant's interest in the Lease.

         (d) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, Extension Rights shall not be in effect and Tenant may not exercise any of the Extension Rights:
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                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 26

                           (i) during any period of time that Tenant is in Default under any provision of this Lease; or

                           (ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise an Extension Right, whether or not the Defaults are cured.

         (e) NO EXTENSIONS. The period of time within which any Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Rights.

         (f) TERMINATION. The Extension Rights shall terminate and be of no further force or effect even after Tenant's due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

         40.      MISCELLANEOUS.

         (a) NOTICES. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

         (b) JOINT AND SEVERAL LIABILITY. If and when included within the term "TENANT," as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

         (c) FINANCIAL INFORMATION. Tenant shall furnish Landlord with true and complete copies of (i) Tenant's most recent audited annual financial statements within 90 days of the end of each of Tenant's fiscal years during the Term, (ii) Tenant's most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant's first three fiscal quarters of each of Tenant's fiscal years during the Term, (iii) at Landlord's request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

         (d) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

         (e) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         (f) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

         (g) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease,

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 27

or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

         (h) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

         (i) TIME. Time is of the essence as to the performance of Tenant's obligations under this Lease.

         (j) INCORPORATION BY REFERENCE. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

         (k) HAZARDOUS ACTIVITIES. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises or the Project which, pursuant to Tenant's routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord's reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

         (l) In the event of any litigation between Landlord and Tenant, the unsuccessful party as determined by a court of competent jurisdiction shall reimburse the successful party for all legal fees and expenses incurred by the successful party in prosecuting or defending such action.

         (m) Whenever this Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations, Landlord and Tenant shall act in good faith.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 28

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                     TENANT:

                                     CRITICAL THERAPEUTICS, INC., a Delaware
                                     corporation

                                     By: /s/ Paul Rubin
                                         ------------------------------
                                     Its: President and CEO


                                     LANDLORD:

                                     ARE-60 WESTVIEW STREET, LLC, a Delaware
                                     limited liability company

                                     By:   AREE Holdings, L.P., a Delaware
                                           limited partnership, managing member

                                           By:  ARE-GP Holdings QRS Corp., a
                                                Delaware corporation, general
                                                partner

                                                By: /s/ Peter J. Nelson
                                                    ----------------------------
                                                Its: Senior Vice President &
                                                Chief Financial Officer

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                               EXHIBIT A TO LEASE

                             DESCRIPTION OF PREMISES

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

         A certain parcel of registered and unregistered land situated on Westview Street, Lexington, Middlesex County, Massachusetts, the same being shown as Lot 5 on a plan entitled "Plan of Land in Lexington, Mass." dated December 18, 1972, by Albert A. Miller and Wilbur C. Nylander, Civil Engineers and Surveyors, recorded with said Deeds in Book 12398, Page 433, being more particularly bounded and described according to said plan as follows:

NORTHEASTERLY              by land now or formerly of The 115 Kendall Corp.
                           270.76 feet;

SOUTHEASTERLY              in part by land now or formerly of Majilite
                           Corporation and in part by Lot 6 as shown on said plan, 543.88 feet;

SOUTHWESTERLY              by Lot 6 as shown on said plan, 309.13 feet; and

NORTHWESTERLY              by Westview Street, by three lines respectively
                           measuring 92.25 feet, 271.31 feet, and 185.92 feet.

The following described portion of the above land shown as lot 3 on Land Court Plan 28759B in Registration Book 821, Page 143 is registered land:

NORTHEASTERLY              by land now or formerly of Ernst Reiss et al, 307.96
                           feet;

SOUTHEASTERLY              by Lot 1 and Lot 2 as shown on said Land Court Plan
                           120.03 feet;

SOUTHWESTERLY              by land now or formerly of Charles A. Linehan, 345.92
                           feet; and

NORTHWESTERLY              by Westview Street, 400 feet.

The foregoing premises have the benefit of the following:

A. Drainage and gas pipe line easements reserved and granted in an instrument dated January 2, 1973 recorded in Book 12398, Page 418, filed as Document No. 508929, as modified and limited by instrument dated September 17, 1973 recorded in Book 12538, Page 429. Said gas pipe line easement is subject to the provisions contained in deed dated October 10, 1973 recorded in Book 12538, Page 444, filed as Document No. 516620, as affected by Confirmatory Easement Agreement by and between The Equitable Life Assurance Society of the United States, Equitable Real Estate Investment Management, Inc. and Danvers Land Associates recorded in Book 23955, Page 542.

B. Drainage and sewer easements created by instrument dated September 17, 1973 recorded in Book 12538, Page 429 subject to the provisions therein contained.

C.       Deed and Reservation of Easements recorded in Book 23955, Page 526.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                               EXHIBIT C TO LEASE
                                [Landlord Build]

                                   WORK LETTER

         THIS WORK LETTER dated as of November 18, 2003 (this "WORK LETTER") is made and entered into by and between ARE-60 WESTVIEW, LLC, a Delaware limited liability company ("LANDLORD"), and CRITICAL THERAPEUTICS, INC., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated as of November 18, 2003 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         41.      GENERAL REQUIREMENTS.

         (a) TENANT'S AUTHORIZED REPRESENTATIVE. Tenant designates Trevor Phillips and Kerry Black Garvey (either such individual acting alone, "TENANT'S REPRESENTATIVE") as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication ("COMMUNICATION") from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant's Representative. Tenant may change either Tenant's Representative at any time upon not less than 5 business days advance written notice to Landlord. No period set forth herein for any approval of any matter by Tenant's Representative shall be extended by reason of any change in Tenant's Representative. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's contractors in the performance of the Tenant Improvements (as hereinafter defined).

         (b) LANDLORD'S AUTHORIZED REPRESENTATIVE. Landlord designates Tom Andrews and Tim White (either such individual acting alone, "LANDLORD'S REPRESENTATIVE") as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord's Representative. Landlord may change either Landlord's Representative at any time upon not less than 5 business days advance written notice to Tenant. No period set forth herein for any approval of any matter by Landlord's Representative shall be extended by reason of any change in Landlord's Representative. Landlord's Representative shall be the sole persons authorized to direct Landlord's contractors in the performance of the Tenant Improvements.

         (c) ARCHITECTS, CONSULTANTS AND CONTRACTORS. Landlord and Tenant hereby acknowledge and agree that: (i) Olson Lewis and Dioli Architects, Inc. shall be the architect (the "TI ARCHITECT") for the Tenant Improvements, and
(ii) The Richmond Group, Inc., shall be the construction manager (the "TI CONSTRUCTION MANAGER"), and (iii) any subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant's approval, which approval shall not be unreasonably withheld, conditioned or delayed.

         42.      TENANT IMPROVEMENTS.

         (a) DEFINITIONS. As used herein, "TENANT IMPROVEMENTS" shall mean all improvements to the Premises desired by Tenant of a fixed and permanent nature, and approved by Landlord in accordance with this Work Letter exclusive of the improvements described as "Base Building" on Exhibit A attached hereto ("LANDLORD'S BASE BUILDING WORK"). "LANDLORD'S WORK" shall mean the work of constructing the Tenant Improvements. Tenant acknowledges that, except for "New exterior pedestal signage per Alexandria spec and Town of Lexington requirements", Landlord's Base Building Work has been completed. The Tenant Improvements are described on the attached Exhibit B - Outline Specifications and on the attached Exhibit C - Preliminary Plans (collectively, the "APPROVED TI PLANS"). Landlord and Tenant have each approved the Approved TI Plans. Other than the Tenant Improvements, any approved Tenant Changes (as defined in Section 4 below), and Landlord's Base Building Work, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant's use and occupancy.

         (b) PERMIT DRAWINGS. Landlord has caused the TI Architect to prepare and deliver to Tenant construction plans, specifications, and drawings depicting the Tenant Improvements ("TI PERMIT DRAWINGS"). The

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 2

TI Permit Drawings have been prepared substantially in accordance with the Approved TI Plans. Tenant acknowledges that it is solely responsible for ensuring that the TI Permit Drawings reflect Tenant's requirements for the Tenant Improvements, and has approved the TI Permit Drawings. Landlord has caused the TI Construction Manager to deliver the TI Permit Drawings and the building permit application to the municipal building department. Landlord has approved the TI Permit Drawings. The TI Permit Drawings shall not be materially modified except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below), or by processing of a Change Request (as defined in Section 4(a) below).

         43.      CONSTRUCTION OF THE TENANT IMPROVEMENTS.

         (a) PERMITTING AND COMMENCEMENT OF THE TENANT IMPROVEMENTS. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the "TI PERMIT") authorizing the construction of the Tenant Improvements consistent with the TI Permit Drawings. If any Governmental Authority having jurisdiction over the construction of the Tenant Improvements shall impose terms or conditions upon the construction thereof which: (i) are inconsistent with Landlord's obligations hereunder, (ii) increase the cost of constructing the Tenant Improvements, or (iii) will materially delay the construction of the Tenant Improvements, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

         (b) SELECTION OF MATERIALS, ETC. Where more than one type of material or structure is indicated on the TI Permit Drawings, the option will be within Landlord's reasonable discretion. As to all building materials and equipment which Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its reasonable discretion.

         (c) COMPLETION OF THE TENANT IMPROVEMENTS. "SUBSTANTIAL COMPLETION" shall be deemed to have occurred when (i) Landlord has substantially completed or caused to be substantially completed the Tenant Improvements, in a good and workmanlike manner, substantially in accordance with all material laws, the TI Permit Drawings, and the TI Permit, subject, in each case, to Minor Variations and normal "punchlist" items of a non-material nature which do not interfere with the use of the Premises, and (ii) Landlord has delivered to Tenant a Certificate of Substantial Completion from the TI Architect in the form of the American Institute of Architects document G704, and (iii) Landlord has either (a) delivered to Tenant a certificate of occupancy from the Lexington Building Department for the Premises enabling Tenant to use and occupy the Premises for its intended use or (b) has obtained authorization from the Lexington Building Department, pending issuance of a certificate of occupancy, for the Tenant to use and occupy the Premises for its intended use. Subject to the terms of the Lease, Landlord shall use reasonable efforts to achieve Substantial Completion on or before the Target Commencement Date (subject to Tenant Delays and Force-Majeure Delays). For purposes of this Work Letter, "MINOR VARIATIONS" shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Tenant Improvements; (iii) to comport with good design, engineering, and construction practices which are not material; or
(iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

         (d) DELIVERY OF THE PREMISES. When the Tenant Improvements are Substantially Complete, Landlord shall so notify Tenant in writing and Tenant shall accept the Premises, subject to the remaining terms and provisions of this
Section 3(d). Within 3 business days of such notification and the delivery by Landlord to Tenant of the items required under Section 3(c) hereunder, Landlord, Tenant, the TI Architect, and the TI Construction Manager shall conduct a walk-through of the Premises to prepare a list of punchlist items as described in Section 3(c) above, which punchlist shall be signed by Landlord, the TI Construction Manager and Tenant. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items within 30 days following the punchlist walk-through (plus such additional time as may be reasonably necessary to procure materials or components necessary to complete such punch list items). Tenant's taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of the Tenant Improvements with applicable law, or (iii) any claim that the Tenant Improvements were not completed substantially in accordance with the TI Permit Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a "CONSTRUCTION DEFECT"). Tenant shall have 1 year after Substantial Completion within which to

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 3

notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if: the applicable contractor, despite Landlord's reasonable efforts, fails to remedy such Construction Defect within such 30-day period, but Landlord, within 30 days thereafter, commences and diligently and continuously prosecutes such remedial action to completion.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer's equipment warranties relating to equipment installed in the Premises. Landlord shall diligently pursue any claims arising out of latent defects in the Project.

         (e) TENANT DELAY. Each of the following shall constitute a "TENANT DELAY":

                  (i) Tenant's Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder within the time frames provided herein;

                  (ii)     Tenant's request for Change Requests (as defined in
         Section 4(a) below) whether or not any such Change Requests are actually performed;

                  (iii)    Construction of any Tenant Changes;

                  (iv) Tenant's request for materials, finishes or installations requiring unusually long lead times;

                  (v) Tenant's delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

                  (vi) Tenant's delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord, unless another time period is expressly provided hereunder;

                  (vii) Tenant's delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(c) below); or

                  (viii) Any other act or omission by Tenant or any Tenant Party, or persons employed by any of such persons.

If the Commencement Date is actually delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the Commencement Date under the Lease.

         44. CHANGES. Any changes (each, a "TENANT CHANGE") requested by Tenant to the Tenant Improvements shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to Landlord's prior written consent ("LANDLORD'S APPROVAL") which may be given or withheld in Landlord's sole discretion if any such Tenant Change shall (i) affect the structure of the Building in such a manner that will compromise, in Landlord's sole judgment, the structural integrity of the Building, (ii) affect the Building Systems (as defined in Section 13 of the Lease) in such a manner that will compromise, in Landlord's sole judgment, the proper operation and performance of the Building Systems, (iii) require, in Landlord's sole judgment, unusual expense to readapt the Premises to generic laboratory/office use on lease termination or increase the cost of construction, insurance or taxes on the Building or of Landlord's services called for by Section 11 of the Lease, unless Tenant first gives assurances acceptable to Landlord that such re-adaptation will be made prior to such termination without expense to Landlord and makes provisions acceptable to Landlord for payment of such increased cost, or (iv) fail, in Landlord's sole judgment, to conform to and be architecturally harmonious with the building in terms of its design, construction and proposed finishes, but which shall otherwise not be unreasonably withheld, conditioned or delayed.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 4

         (a) TENANT'S RIGHT TO REQUEST CHANGES. If Tenant shall request one or more Tenant Changes, Tenant shall request such Tenant Changes by notifying Landlord in writing in substantially the same form as the AlA standard change order form (a "CHANGE REQUEST"), which Change Request shall detail the nature and extent of any such Tenant Change. Such Change Request must be signed by Tenant's Representative. Landlord shall, before proceeding with any Tenant Change, use its best efforts to respond to Tenant as soon as is reasonably possible with an estimate of (i) the time it will take, and (ii) the architectural and engineering fees and costs which will be incurred to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such Tenant Change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost involved, including, without limitation, architectural and engineering costs and general conditions costs related to the period of time, if any, that the Tenant Change will extend the date on which the Tenant Improvements will be Substantially Complete. Landlord will also make reasonable, good faith efforts to include in such analysis any unusually long lead time required for any materials, finishes or installations requested by Tenant in any such Change Request. Any such delay in the completion of the Tenant Improvements caused by a Tenant Change, including any suspension of work on the Tenant Improvements while any such Tenant Change is being evaluated and/or designed, shall be a Tenant Delay.

         (b) IMPLEMENTATION OF TENANT CHANGES. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of the Tenant Improvements, if any, and (ii) deposits with Landlord any Excess TI Costs (as defined in Section 5 below) required in connection with such Tenant Change, Landlord shall cause the approved Tenant Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Tenant Change, the TI Architect's determination of the amount of Tenant Delay in connection with such Tenant Change shall be final and binding on Landlord and Tenant.

         45.      COSTS.

         (a) TI COSTS. "TI COSTS" shall include all costs incurred in connection with the design and construction of the Tenant Improvements, including, without limitation, (i) the cost of preparing the Preliminary TI Plans, the Approved TI Plans, the TI Permit Drawings, any additional required plans or drawings, and all construction costs and equipment and installation costs. Landlord shall pay for the TI Costs.

         (b) EXCESS TI COSTS. EXCESS TI COSTS shall include (a) all costs incurred in connection with the design and construction of Tenant Changes and
(b) Landlord's out-of-pocket expenses resulting from Tenant Delays. Promptly upon Tenant's approval thereof, in the case of Tenant Changes, or upon Landlord's notice specifying Landlord's estimated out-of-pocket expenses resulting from Tenant Delays, Tenant shall pay to Landlord an amount adequate to cover 100% of the Excess TI Costs (such amount, the "EXCESS TI FUND"). If Tenant fails to deposit, or is late in depositing, the Excess TI Fund with Landlord, Landlord shall have all of the rights and remedies set forth in the lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same will be considered Rent.

         (c) DISBURSEMENTS. Landlord shall pay the TI Costs incurred during the design and construction of the Tenant Improvements and, to the extent Tenant has funded the Excess TI Costs as provided in Section 5(b) hereof, Landlord shall pay the cost of Tenant Changes. Notwithstanding anything to the contrary set forth in this Section 5(c). Tenant shall be fully and solely liable for the Excess TI Costs. Landlord shall provide for at least 5% retainage to be held from the TI Construction Manager and the construction subcontractors until the time of final completion (ie., the completion of punch-list items, and shall obtain final lien waivers from the TI Construction Manager and the construction subcontractors upon issuance of final payments thereto. If upon completion of the Tenant Improvements and Tenant Changes and the payment of all sums due in connection therewith there remain any undisbursed funds in the Excess TI Fund, Landlord shall return to Tenant such undisbursed Excess TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

         46.      TENANT ACCESS.

         (a) TENANT'S ACCESS RIGHTS. Landlord hereby agrees to permit Tenant access, at Tenant's sole risk and expense, to the Building (i) 30 days prior to the anticipated date of Substantial Completion of the Tenant

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 5

Improvements to perform any work ("TENANT'S WORK") required by Tenant other than the Tenant Improvements and provided that such Tenant's Work is coordinated with the TI Architect and the TI Construction Manager, and complies with the lease and all other reasonable restrictions and conditions Landlord may impose, and
(ii) prior to the completion of the Tenant Improvements, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance which Landlord may require pursuant to the lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord's contractor and Landlord until completion of the Tenant Improvements and acceptance thereof by Tenant.

         (b) NO INTERFERENCE. Neither Tenant nor any Tenant Party shall interfere with the performance of the Tenant Improvements, nor with any inspections or issuance of final approvals by municipal authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of the Tenant Improvements.

         (c) NO ACCEPTANCE OF PREMISES. The fact that Tenant may, with Landlord's consent, enter into the Project prior to the date the Tenant Improvements are Substantially Complete for the purpose of performing any Tenant's Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall indemnify and hold Landlord harmless from any loss of or damage to Tenant's property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the willful misconduct or negligence of Tenant or any Tenant Party.

         47.      MISCELLANEOUS.

         (a) CONSENTS. Whenever consent or approval of either party is required under this Work letter, such party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

         (b) MODIFICATION. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

         (c) COUNTERPARTS. This Work Letter may be executed in any number of counterparts but all counterparts taken together shall constitute a single document.

         (d) GOVERNING LAW. This Work Letter shall be governed by, construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such State.

         (e) TIME OF THE ESSENCE. Time is of the essence of this Work Letter and of each and all provisions thereof.

         (f) DEFAULT. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Fund during any period Tenant is in Default under the Lease.

         (g) SEVERABILITY. If any term or provision of this Work Letter is declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

         (h) MERGER. All understandings and agreements, oral or written, heretofore made between the parties hereto and relating to the Tenant Improvements and Tenant's Work are merged in this Work Letter, which alone (but inclusive of provisions of the Lease incorporated herein and the final approved constructions drawings and

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 6

specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

         (i) ENTIRE AGREEMENT. This Work Letter is made as a part of and pursuant to the Lease and, together with the Lease, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Work Letter is subject to all of the terms and limitation set forth in the Lease, and neither party shall have any rights or remedies under this Work Letter separate and apart from their respective remedies pursuant to the Lease.

                                     TENANT:

                                     CRITICAL THERAPEUTICS, INC., a Delaware
                                     corporation

                                     By: /s/ Paul Rubin
                                         ------------------------------
                                     Its: President and CEO


                                     LANDLORD:

                                     ARE-60 WESTVIEW STREET, LLC, a Delaware
                                     limited liability company

                                     By:   AREE Holdings, L.P., a Delaware
                                           limited partnership, managing member

                                           By:  ARE-GP Holdings QRS Corp., a
                                                Delaware corporation, general
                                                partner

                                                By: /s/ Peter J. Nelson
                                                    ----------------------------
                                                Its: Senior Vice President &
                                                Chief Financial Officer

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 7

                            SCHEDULE A TO WORK LETTER

                          LANDLORD'S BASE BUILDING WORK

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 8

                            SCHEDULE B TO WORK LETTER

                             OUTLINE SPECIFICATIONS

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 9

                            SCHEDULE C TO WORK LETTER

                                PRELIMINARY PLANS

                              CRITICAL THERAPEUTICS

                  60 Westview Street, Lexington, Massachusetts
                            Richmond Project # 88303
                                  Drawing List

Drawings as prepared by Olson Lewis, Dioli & Doktor Architects, Manchester, MA:

No.          Title                                                              Date            Revision
             Cover Sheet                                                        10/16/03
A.01         Existing Floor Plan                                                10/16/03
A2.0         Floor Plan                                                         10/16/03
A2.1         Dimension Plan (Not Used)                                          10/16/03
A2.2         Equipment Floor Plan                                               10/16/03
A2.3         Roof Plan                                                          10/16/03
A2.4         Door Schedule/Types/Partition Types                                10/16/03
A2.5         Finishes Plan (Not Used)                                           10/16/03
A3.0         Existing Exterior Elevations                                       10/16/03
A3.1         Detail Sections & Skylight                                         10/16/03
A5.0         Interior Elevations/Casework                                       10/16/03
A5.1         Interior Elevations/Casework                                       10/16/03
A5.2         Interior Elevations/Casework                                       10/16/03
A6.0         Reflected Ceiling Plan                                             10/16/03
A9.0         Miscellaneous Details & Sections                                   10/16/03
A9.1         Miscellaneous Details & Sections                                   10/16/03
FE1.0        Fire Extinguisher Plan                                             10/16/03

Drawing as prepared by Cameron Fire Protection Engineering, E. Douglas, MA:

FP1.0        Fire Protection Plan                                               10/20/03

Drawings as prepared by North Shore Mechanical Contractors, Topsfield, MA:

P0.0         Legend, Schedule & Specifications                                  10/16/03
P1.0         Under-Slab Plumbing                                                10/16/03
P2.0         Above-Slab Plumbing                                                10/16/03
P3.0         Above-Slab Air, Vac, CO2 & RODI Distribution Piping                10/16/03

Drawings as prepared by Environmental Systems., Inc. Attleboro, MA:

M1.1         HVAC Floor Plan                                                    09/24/03        10/16/03
M1.2         HVAC Piping                                                        09/24/03        10/16/03
M1.3         HVAC Ceiling Plan                                                  09/24/03        10/16/03
M2.1         HVAC Roof Plan                                                     09/24/03        10/16/03
M3.1         HVAC Schedule & Details                                            09/24/03        10/16/03

Drawings as prepared by Interstate Electrical Contractors, North Billerica, MA:

E1.0         Electric Legends, Fire Alarms, Sched, Notes & Details              09/24/03        10/16/03
E1.1         Electric One-Line Diagram                                          09/24/03        10/16/03

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                         PAGE 10

E1.2         Electric Schedule                                                  09/24/03        10/16/03
E1.3         Electric Panel Board Schedule & Details                            09/24/03        10/16/03
E2.0         Electric Lighting Floor Plan                                       09/24/03        10/16/03
E3.0         Electric Power Floor Plan                                          09/24/03        10/16/03

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                               EXHIBIT D TO LEASE

                    ACKNOWLEDGMENT OF RENT COMMENCEMENT DATE

         This ACKNOWLEDGMENT OF RENT COMMENCEMENT DATE is made as of this ______ day of _____________, 2004, between ARE-60 Westview Street, LLC, a Delaware corporation ("LANDLORD"), and Critical Therapeutics, Inc., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated as of November ____, 2003 (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

         Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the "Commencement Date" of the Base Term of the Lease is November ____, 2003, the "Rent Commencement Date" is ____________________, _________________and the termination date of the Base Term of the Lease shall be midnight on _________________,_____________________

         IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

                                     TENANT:

                                     CRITICAL THERAPEUTICS, INC., a Delaware
                                     corporation

                                     By: /s/ Paul Rubin
                                         ------------------------------
                                     Its: President and CEO


                                     LANDLORD:

                                     ARE-60 WESTVIEW STREET, LLC, a Delaware
                                     limited liability company

                                     By:   AREE Holdings, L.P., a Delaware
                                           limited partnership, managing member

                                           By:  ARE-GP Holdings QRS Corp., a
                                                Delaware corporation, general
                                                partner

                                                By:
                                                     ---------------------------
                                                Its:
                                                     ---------------------------

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                               EXHIBIT E TO LEASE

                              RULES AND REGULATIONS

         1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

         2. Tenant shall not place any objects, including antennas, outdoor furniture (except of the type and in the locations agreed to by Landlord), etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

         3. Except for animals assisting the disabled, no companion animals shall be allowed in the offices, halls, or corridors in the Project.

         4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

         5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

         6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the lease. The use of fuel oil, gasoline or inflammable liquids for heating, lighting or any other purpose is expressly prohibited; except the use of propane or other similar fuel for the purpose of operating benchtop Bunsen burners or similar laboratory apparatus. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

         7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

         8.       Tenant shall maintain the Premises pest free.

         9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

         10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

         11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

         12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

         13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 2

         14. No auction, public or private, will be permitted on the Premises or the Project.

         15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

         16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the lease. No gaming devices shall be operated in the Premises.

         17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

         18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

         19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                                  60 WESTVIEW STREET/CRITICAL THERAPEUTICS, INC.
                                                                          PAGE 1

                               EXHIBIT F TO LEASE

                           TENANT'S PERSONAL PROPERTY

None except as set forth below:

                                    Exhibit A
                      Outline Base Building Specifications
                               60 Westview Street

                       BASE BUILDING / TENANT IMPROVEMENTS

      ELEMENT         DESCRIPTION                                         BASE BUILDING        TENANT IMPROVEMENTS
           SITEWORK   Repaved and reconfigured driveways and parking            X
                      lot per proposed site plan. Parking lot to
                      accommodate about 115 spaces.

                      New exterior landscaping in parking areas and             X
                      around building per proposed landscape plans.

                      Existing 4" domestic water and 6" fire service            X
                      to building.

                      New exterior pedestal signage per Alexandria              X
                      spec and Town of Lexington requirements.

                      Upgrade site lighting and irrigation system               X

           CONCRETE   Install new concrete steps and wheelchair ramps           X
                      at side entries.

                      Place/finish concrete slab on grade at recessed           X
                      floor areas and interior trench areas.

 STRUCTURAL METALS/   Framing for new metal and glass canopies at               X
         MISC. IRON   front and two side entrances.

                      Structural upgrade as needed to accommodate base          X
                      building roof-mounted equipment.

                      Structural upgrade as needed to accommodate               X
                      future tenant roof-mounted equipment.

                      Miscellaneous metal items (lintels, canopy                X
                      framing, etc.) related to shell building
                      construction.

                      Miscellaneous metal items related to tenant               X
                      fit-out

      ELEMENT         DESCRIPTION                                         BASE BUILDING        TENANT IMPROVEMENTS
           EXTERIOR   Exterior wall/window modifications to include             X
                      new increased window area and new architectural
                      metal panel and vertical siding system.

                      New architectural metal canopies at front and             X
                      two side entrances

                      Glaxed clerestory at front canopy and lobby.              X

            ROOFING Modifications to existing 7-year-old EPDM roof as required.

                      Walkway pads to base building mechanical                  X
                      equipment as required.

                      Walkway pads to tenant mechanical equipment as            X
                      required.

                      Roof screen for base building mechanical                  X
                      equipment as required.

                      Roof screen for tenant mechanical equipment as            X
                      required.

       COMMON AREAS   Finished first floor building lobby to be                 X
                      designed in conjunction with tenant
                      improvements. Landlord to provide $.50/rsf
                      allowance for lobby construction and finishes.

                      Existing toilet/shower rooms to be fully                  X
                      refurbished with thin-set ceramic tile floors
                      and wet walls, drywall/ acoustic ceilings,
                      Corian or equal lavatory counters.

                      Finished shell building electrical room and               X
                      water service room.

                      Finished loading area with 2 truck bays and               X
                      dumpster pad.

                      Existing detached hazmat storage structure                X
                      available for tenant use.

                      Finished first floor lab waste system room for            X
                      tenants neutralization system.

      ELEMENT         DESCRIPTION                                         BASE BUILDING        TENANT IMPROVEMENTS
                      Doors and frames at common areas: aluminum and            X
                      glass at new entries; hollow metal frames and
                      hollow metal doors at service areas, solid core
                      wood doors at other areas, and heavy-duty lever
                      hardware.

                      Doors and frames at tenant areas.                                                 X

                      Finished storage rooms for flammable and                                          X
                      radioactive waste.

   WINDOW TREATMENT   Building standard blinds on all windows.                                          X

       TENANT AREAS   Finished drywall inside face of exterior wall,                                    X
                      with vapor barrier and sills.

                      Partitions, ceilings, flooring, painting,                                         X
                      finishes, doors, millwork, and all office and
                      laboratory build-out within tenant area.

                      Lab casework and fume hoods.                                                      X

          EQUIPMENT   Warm/cold rooms, including roof-mounted                                           X
                      condensers.

                      Air compressors, vacuum pumps, steam generators,                                  X
                      bottled gas manifolds.

           PLUMBING   Gas piping from meter to base building                    X
                      mechanical equipment.

                      Gas piping from mechanical room to laboratory                                     X
                      outlets and remote equipment.

                      New 4" water service & new double check valve             X
                      assemblies and backflow prevention as needed.

                      Domestic cold and hot water supply piping, with           X
                      electric water heaters, from meter to all toilet
                      rooms.

                      Sanitary sewer waste and vent from toilet rooms.          X

                      Industrial wastewater connection to sewer system          X
                      per MWRA requirements.

      ELEMENT         DESCRIPTION                                         BASE BUILDING        TENANT IMPROVEMENTS
                      Laboratory waste and vent system from lab sinks,                                  X
                      equipment, and floor drains, including pumps as
                      needed.

                      Laboratory wastewater pretreatment systems per                                    X
                      MWRA standards.

                      Non-potable cold water system from water service                                  X
                      room to all lab sinks and equipment requiring
                      cold water.

                      Electric or gas fired water heaters for                                           X
                      non-potable water system.

                      Non-potable hot water distribution to all                                         X
                      laboratory sinks and equipment requiring hot
                      water.

                      Tempered water systems to eye wash units and                                      X
                      emergency showers in laboratory area.

                      Laboratory vacuum system and distribution piping to                               X
                      outlets.

                      Compressed air system and distribution piping to                                  X
                      outlets.

                      Special gas cylinders and distribution piping to                                  X
                      outlets.

                      Purified water system and distribution piping to                                  X
                      outlets.

                      Purified water backwash reclamation system per                                    X
                      MWRA requirements.

    FIRE PROTECTION   Combination sprinkler/standpipe system with fire          X
                      department valves.

                      Alarm check-valve and Siamese connection.                 X

                      Flow control valve assemblies and test drains.            X

                      Sprinkler coverage to all core areas.                     X

                      Flow switches, tamper switches, pressure                  X
                      switches.

      ELEMENT         DESCRIPTION                                         BASE BUILDING        TENANT IMPROVEMENTS
                      Branch distribution.                                                              X

                      Modification of sprinkler piping and head layout                                  X
                      to suit tenant build-out package.

               HVAC   New HVAC supply system, including high                    X
                      efficiency gas-fired boilers, roof-mounted
                      air-cooled chillers and/or DX systems, main
                      distribution air handlers, hot and chilled
                      waters pumps and water treatment system, all
                      sized to provide 1.5 CFM/sf of conditioned
                      make-up air.

                      Air distribution system designed to meet tenant                                   X
                      requirements, including main and secondary
                      ductwork, fan and terminal boxes, valves and
                      dampers, hot water reheat system, registers,
                      diffusers, and grilles, and DDC system.

                      Laboratory and general exhaust system including                                   X
                      ductwork, dampers, and roof-mounted exhaust
                      equipment.

                      All supplemental heating, cooling and                                             X
                      humidification requirements for specialized
                      areas such as clean rooms, animal rooms, etc.

           ELECTRIC   Existing House Main Switchboard consisting of             X
                      2,500 amps at 480/277 volts

                      Tenant Main Switchboard(s) 480/277V, 3-phase,                                     X
                      sized to meet tenant loads.

                      Standby power generator, sized to meet tenant                                     X
                      requirements

                      Transfer switch and standby power panels located                                  X
                      in tenant switchgear rooms.

                      Tenant electric distribution from main                                            X
                      switchgear area to include main distribution
                      conduit, dry type transformers, remote
                      480/277-volt and 120-volt panels, feeders to
                      tenant lighting, HVAC equipment, lab equipment,
                      and outlets. Existing conduit, transformers, and
                      feeders to be reused as appropriate.

      ELEMENT         DESCRIPTION                                         BASE BUILDING        TENANT IMPROVEMENTS
                      Exit/emergency life safety lighting consisting            X
                      of battery packs in the lobbies, loading dock,
                      and common mechanical spaces.

                      Life safety lighting in tenant spaces to be                                       X
                      battery packs or integral emergency battery
                      normally "ON" lighting fixtures.

                      New City-connected addressable fire alarm system          X
                      including code-required devices at lobbies,
                      loading dock, and common mechanical spaces.

                      Fire alarm devices in tenant spaces as required                                   X
                      by code.

                      Security system components including card                                         X
                      access, equipment monitoring, security cameras,
                      etc.

                      Telecommunications cabling, outlets, equipment                                    X
                      within tenant areas.

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---
DEMOLITION AND SITEWORK
CUT OUT SKYLIGHT ROOF OPENINGS                                                             10 EA
CUT IN NEW PERSONNEL DOOR OPENINGS @ MASONRY WALL                                           1 EA
INSTALL NEW MASONRY LINTELS @ WALL OPENINGS W/ SHORING                                      1 EA
SAWCUT, REMOVE CONC., E&B & REPLACE SLAB FOR UNDERSLAB PIPE                               475 LF
EXCAVATE AND STONE BASE FOR PADS & GENERATOR PAD                                            INCL

REINFORCED CONCRETE

CONCRETE EQUIPMENT PADS                                                                     2 EA
CORING FOR UTILITIES                                                                        INCL
GENERATOR PAD                                                                             250 SF
ELECTRICAL FLOOR BOX CUTS & REPAIR                                                          3 EA
MISC. CONCRETEWORK                                                                          INCL

STRUCTURAL METALS & MISC. IRON

FRAME OPENINGS FOR SMALL PENETRATIONS                                                      14 EA
NEUTRALIZATION PIT LADDER                                                                   1 EA
CUT IN ROOF OPENINGS                                                                       14 EA
STEEL SKYLIGHT FRAMING                                                                     10 EA
NEW STEEL LINTELS                                                                           1 EA
RIGGING                                                                                     INCL
SUPPORT BEAM FOR PARTITION AT CAFETERIA                                                     INCL
STAINLESS STEEL AUTOCLAVE ENCLOSURE TRIM                                                    INCL

CARPENTRY / MILLWORK

STORAGE ROOM SHELVING                                                                      1 ALW  2,500
COPY / PRINTER COUNTER & CABINETS                                                          12 LF
LAB COAT POLES & SHELF                                                                      4 EA
MAIN CONF RM CREDENZA W/ LOWER & UPPER CABINETS                                            12 LF
CONFERENCE RM CREDENZA W/ BASE CABS (MAPLE EXT MELAMINE INT)                               44 LF
MAILROOM P-LAM TOP W/ P-LAM / MELAMINE BASE CABINETS                                       15 LF
P-LAM ABOVE COUNTER MAILROOM SLOTS                                                         10 LF
2 TIER ADJUSTABLE SHELVING (OFFICE AREA)                                                  200 LF
CAFETERIA P-LAM COUNTER W/ P-LAM CABINETS ABOVE & BELOW                                    11 LF
COAT AREA SHELF AND POLES                                                                   INCL
BLOCKING FOR CASEWORK, COUNTERS, SHELVES & MILLWORK                                         INCL
GENERAL MILLWORK INSTALLATIONS LISTED ABOVE                                                 INCL
MISCELLANEOUS CARPENTRY                                                                    1 ALW  5,000

THERMAL & MOISTURE PROTECTION

PITCH POCKETS                                                                               INCL
FLASH DUCT AND VENT PENETRATIONS                                                            INCL
PLUMBING AND VENT FLASHING                                                                  INCL
FLASHING ALL NEW OPENINGS                                                                   INCL

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---
FLASHING SKYLIGHTS                                                                         10 EA
ROOF BLOCKING @ OPENINGS                                                                    INCL
INTERIOR SEALANTS & CAULKING                                                                INCL

DOORS, FRAMES & HARDWARE

DOOR, FRAME, & HARDWARE ASSEMBLIES
3'-0" x 7'-0" METAL DOORS                                                                  34 EA
PAIR 1'-6" & 3'-0" X 7"-0" METAL DOORS                                                     13 PR
PAIR 1'-6" & 3'-0" X 7"-0" WOOD DOORS                                                       1 PR
3'-0" x 7'-0" STAIN GRADE DOORS 7 PLY ROTARY CUT DOORS                                     75 EA
PR 3'-0" x 7'-0" STAIN GRADE DOORS 7 PLY ROTARY CUT DOORS                                   1 PR
DOUBLE DOOR MACHINING                                                                       2 PR
DOOR CLOSERS                                                                               40 EA
SINGLE DOOR HARDWARE                                                                      104 EA
DOUBLE DOOR HARDWARE                                                                        5 EA
PRESSED METAL DOOR WELDED FRAMES (DOUBLE)                                                   3 EA
PRESSED METAL DOOR WELDED FRAMES (SINGLE)                                                  28 EA
PRESSED METAL DOOR FRAMES (DOUBLE)                                                          2 EA
PRESSED METAL DOOR FRAMES (SINGLE)                                                         81 EA
BORROWED LITES                                                                             75 EA
SINGLE DOOR & HARDWARE INSTALLATION                                                       104 EA
DOUBLE DOOR & HARDWARE INSTALLATION                                                         5 EA
ACCESS DOORS                                                                                8 EA
HOLD OPEN @ DOUBLE DOOR                                                                     1 EA
SPECIALTY DOOR HARDWARE @ ANIMAL AREA                                                      1 ALW  4,500
TEMPORARY DOORS                                                                             4 EA

GLASS AND GLAZING

INTERIOR MIRRORS                                                                            1 EA
4'x 4' SKYLIGHTS                                                                           10 EA
BORROWED LITES                                                                             75 EA
INTERIOR WINDOW UNITS                                                                      44 EA

GYPSUM WALLBOARD & METAL STUD

BOX OUT INTERIOR COLUMNS                                                                   18 EA
DROPPED SOFFITS @ SKYLIGHTS                                                                10 EA
SET DOOR FRAMES                                                                           119 EA
WALL BLOCKING                                                                               INCL
NEW FULL HEIGHT DRYWALL PARTITIONS                                                      25875 SF
NEW 10' HIGH METAL STUD & DRYWALL PARTITIONS                                            19720 SF
GYP WALL BD W/ INSUL & FURRING                                                           9960 SF
GYP BD CEILING @ ANIMAL ROOMS                                                            2600 SF
MANLIFT                                                                                     INCL
SOUND SEAL WALL PENETRATIONS                                                                INCL
DOOR BLOCKING                                                                               INCL

SUSPENDED CEILINGS

2 x 2 ARMSTRONG TEGULAR SYSTEM @ FEATURE AREAS                                          1,417 SF
2 x 4 VINYL FACED GYP BO W/ STANDARD SUSPENSION SYSTEM                                 12,564 SF

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---
2 x 4 FISSURED CEILING TILE W/ SUSPENSION SYSTEM                                       17,798 SF

FLOORING & TILE

CARPET @ OFFICE (CARPET ALLOW 21.00/SY MAT 5.50/SY INSTALL)                             2,120 SY
LOBBY FLOORING (THIN SET 12'x 12' CERAMIC)                                                525 SF
VINYL COMPOSITION TILE                                                                 14,130 SF
VINYL BASE                                                                              4,500 LF
EPOXY FLOOR W/ FLASHED BASE                                                             3,730 SF
FLOOR PREP                                                                                  INCL
CERAMIC FLOOR TILE                                                                        160 SF
CERAMIC WALL TILE                                                                         570 SF

PAINTING

PAINT INTERIOR LATEX PARTITIONS                                                        64,000 SF
PAINT DOORS W/ FRAMES (METAL)                                                             107 EA
PAINT DOORS W/ FRAMES (WOOD)                                                               46 EA
PAINT GWB CEILINGS W/ WATERBASED EPOXY                                                  2,600 SF
PAINT RECESSED SKYLIGHT SOFFITS                                                             5 EA
PAINT WATERBASED EPOXY WALLS                                                             8400 SF
EPOXY PAINT NEUTRALIZATION PIT                                                            675 SF
PAINT MISCELLANEOUS                                                                         INCL

SPECIALTIES AND FURNISHINGS

TOILET ACCESSORIES                                                                           1RM
HANDICAPPED TOILET PARTITIONS                                                                1EA
CORNER GUARDS                                                                              30 EA
VINYL PROTECTIVE RAILS (ALLOW 400 LF)                                                     400 LF
FIRE EXTINGUISHERS AND CABINETS                                                              9EA
FIRE EXTINGUISHERS                                                                          9 EA
DOUBLE LOCKERS                                                                               8EA
COAT HOOKS                                                                                 70 EA
PROJECTION SCREEN                                                                           1 EA
REFRIGERATOR                                                                                1 EA
MICROWAVE                                                                                   1 EA
DISHWASHER                                                                                   1EA
ACOUSTICAL FOLDING PARTITION AT CAFETERIA                                                   INCL
VERTICAL LEVELOR BLINDS                                                                      ALW    8,500
INTERIOR BLINDS @ CONF ROOMS                                                                 ALW    500
INTERIOR SIGNAGE                                                                             ALW    1,500
INSTALL SPECIALTIES                                                                         INCL

EQUIPMENT AND ENVIRONMENTAL ROOMS

VACUUM PUMP                                                                                 1 EA
CLEAN AIR COMPRESSOR                                                                        1 EA
RODI SYSTEM                                                                                 1 EA
ACID NEUTRALIZATION SKID                                                                    1 EA
NP HOT WATER HEATER                                                                         2 EA
TEMPERED HOT WATER SKID                                                                     1 EA

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---
CO2 MANIFOLD                                                                                1 EA
COLD ROOM (3 DEC C +/ -.5 DEG C) W/ CONTROL PNL & TEMP RECORD'R                           291 SF

LABORATORY CASEWORK & FUME HOODS

P-LAM J PHENOLIC RESIN REAGENT SHELVING (2 SHELVES HIGH)                                  109 LF
30" BLACK EPOXY BENCHTOPS 1' THICK                                                        274 LF
60' BLACK EPOXY BENCHTOPS 1' THICK                                                        174 LF
INSTALL BENCHTOPS                                                                           INCL
P-LAM / PHENOLIC RESIN UTILITY CHASES                                                       8 EA
EPOXY RESIN SINKS                                                                          22 EA
DRYING RACKS                                                                               11 EA
P-LAM ADJUSTABLE WALL SHELVING (2 SHELVES HIGH - CONTINUOUS)                              227 LF
WOOD CASEWORK                                                                             454 LF
KNEE SPACE SUPPORT                                                                         96 LF
INSTALL CASEWORK AND WALL SHELVING                                                          INCL
6' CHEM FUME HOODS W/ CW, CA, VAC, N2, LIGHT & 2EA DUPL OUTLETS                             8 EA
5' CHEM FUME HOODS W/ CW, CA, VAC, N2, LIGHT & DUPL OUTLETS                                 2 EA
INSTALL CHEMICAL FUME HOODS                                                                10 FA

PLUMBING

WATER CLOSET                                                                                2 EA
LAVATORIES                                                                                  2 EA
ADA SHOWER                                                                                  2 EA
KITCHEN SINK                                                                                1 EA
MOP BASIN                                                                                   1 EA
LAB SINK (FIXTURES ONLY)                                                                   16 FA
RODI FAUCETS / VALVE                                                                       13 EA
TURRETS (CDA)                                                                              33 EA
TURRETS VAC                                                                                19 EA
CAGEWASH SINK                                                                               2 EA
GLASSWASH SINK                                                                              1 EA
SURGERY SINK                                                                                1 EA
PROCEDURE SINK                                                                              3 EA
BOTTLEWASHER CONNECT                                                                        1 FA
ICE MACHINE CONNECT                                                                         1 EA
VENDING CONNECT                                                                             1 EA
INCUBATOR CONNECTS                                                                         17 EA
AUTOCLAVE CONNECTS                                                                          2 EA
GLASSWASH CONNECTS                                                                          1 EA
COLDROOM INDIRECT                                                                           1 EA
EMERGENCY SHOWER                                                                            4 EA
RECESSED EMERGENCY EYEWASH                                                                  4 EA
EMERGENCY SHOWER / EYEWASH COMBINATION                                                      1 EA
HOOD CONNECTS                                                                              10 EA
TOILET FLOOR DRAIN                                                                          1 EA
ACID FLOOR DRAIN                                                                            1 EA

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---
ACID FLOOR SINK                                                                             4 EA
DOMESTIC HOT WATER HEATER                                                                   1 EA
NATURAL GAS PIPING                                                                          INCL
INSULATION                                                                                  INCL
CORING / SLEEVING                                                                           INCL
SANITARY PIPING (L & M)                                                                     INCL
DOMESTIC WATER PIPING (L & M)                                                               INCL
PERMIT / INSPECTIONS                                                                        INCL
TAGS / MARKERS                                                                              INCL
HANGERS                                                                                     INCL
NORMAL WORKING HOURS LABOR                                                                  INCL
ONE YEAR WARRANTY                                                                           INCL

FIRE PROTECTION

RECESSED HEADS                                                                              INCL
CONCEALED HEADS                                                                             INCL
ENGINEERING DESIGN                                                                          INCL
HYDRAULIC CALCULATIONS                                                                      INCL

HVAC

AHU-2 TO SERVE LAB & OFFICE AREA BETWEEN COL LINE 1 & 5                                     INCL
10 AIR CHANGES at LAB AREAS                                                                 INCL
EXHAUST FOR 8-8' CFH'S & 2 - 5' CFH'S                                                       INCL
AHU-1 TO SERVE ANIMAL SPACE & OFFICE BETWEEN COL 5 & 9                                      INCL
SUPPLY VAV TERMINAL BOXES W/ HOT WATER COILS                                                7 EA
CONSTANT VOLUME TERMINAL BOXES                                                             29 EA
100 LB / HR ELECTRONIC STEAM HUMIDIFIER                                                     INCL
COMPLETE SUPPLY & EXHAUST DUCTWORK DISTRIBUTION SYSTEM                                      INCL
EXTENSION AND ADDITION TO BASE BLD'G DDC SYSTEM                                             INCL
ONE YEAR SYSTEM WARRANTY                                                                    INCL
FIVE YEAR COMPRESSOR WARRANTY                                                               INCL

ELECTRICAL

NEW SWITCHGEAR, PANELS, TRANSFORMERS                                                        INCL
150 KW GENERATOR AND AUTOMATIC TRANSFER SWITCH                                              INCL
DISTRIBUTION                                                                                INCL
HVAC POWER WIRING                                                                           INCL
FIRE ALARM                                                                                  INCL
EXIT / EMERGENCY LIGHTING                                                                   INCL
LIGHTING/SWITCHING                                                                          INCL
POWER WIRING OUTLETS                                                                        INCL
EQUIPMENT WIRING                                                                            INCL
TRIPLE GASKETED LIGHT FIXTURES @ ANIMAL FACILITY                                            INCL
FIRE ALARM DEVICE TYPE AND QUANTITIES PER THE DRAWINGS                                      INCL
POWER WIRING AND DEVICES                                                                    INCL
MECH WIRING, DISCONNECTS & INSTALLATION OF MOTOR STARTERS                                   INCL
TEMPORARY POWER & LIGHTING                                                                  INCL

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---
DAILY CLEANUP TO A SITE DUMPSTER                                                            INCL
WEEKLY SAFETY & JOB COORDINATION MEETINGS                                                   INCL
PRODUCT SUBMITTALS, OWNER'S MANUALS AND AS-BUILTS                                           INCL
VOICE AND DATA OUTLET BOXES W/ CONDUIT AND PULL STRING                                      INCL
INTERNAL EMERGENCY BATTERY BACK-UP BALLASTS IN LIGHTS                                       INCL
POWER TO NEW MECHANICAL EQUIPMENT                                                           INCL

SUPERVISION

FIELD SUPERINTENDENT                                                                      19 WKS
PROJECT MANAGER (2.5 DAYS PER WEEK)                                                       19 WKS
ASSISTANT PROJECT MANAGER (1 DAY PER WEEK)                                                15 WKS
PLANNER / ESTIMATOR                                                                      3.0 WKS
PROJECT SECRETARY, 1/4 TIME                                                               19 WKS
PROJECT ACCOUNTANT, 1/5 TIME                                                              19 WKS
PROJECT DIRECTOR                                                                           4 WKS

GENERAL CONDITIONS

JOBSITE TELEPHONE / FAX                                                                     5 MO
CONSTRUCT TEMPORARY OFFICE                                                                  INCL
SET UP FIELD OFFICE                                                                         INCL
COURIER / OVERNITE POSTAGE                                                                  5 MO
FIELD OFFICE FURNITURE                                                                      INCL
FIELD OFFICE SUPPLIES & COPIER RENTAL                                                       5 MO
FIELD OFFICE COMPUTER / PRINTER                                                             INCL
MISC. TOOLS & SUPPLIES                                                                      5 MO
PROJECT SIGN                                                                                INCL
TEMP DRINKING WATER                                                                         5 MO
JOBSITE CLEANUP LABOR                                                                      19 WK
JOBSITE DUMPSTER                                                                          19 LDS
FINAL CLEANING                                                                              INCL
TEMP. TOILETS (6 EA)                                                                        5 MO
REPRODUCTION OF CONTRACT DOCUMENTS                                                          INCL
PHOTOS                                                                                      INCL
SAFETY & BARRICADES                                                                         INCL
TEMP ELECTRIC                                                                               5 MO

ENGINEERING

ARCHITECTURAL DESIGN                                                                        INCL
STRUCTURAL ENGINEERING                                                                      INCL
ELECTRICAL / MECHANICAL ENGINEERING                                                         INCL

INSURANCE AND PERMITS

GENERAL LIABILITY INSURANCE                                                                 INCL
TOWN OF LEXINGTON GENERAL BUILDING PERMIT ($12/1000)                                        INCL

THIS ESTIMATE IS BASED ON OLSON, LEWIS AND DIOLI FLOOR PLAN DATED JULY 21, 2003.

EXCLUSIONS (THESE ITEMS ARE NOT INCLUDED IN THE TURN-KEY SPECIFICATION)

     LABORATORY EQUIPMENT, FURNITURE AND SUPPLIES EXCEPT AS DESCRIBED ABOVE
     OFFICE EQUIPMENT, FURNITURE AND SUPPLIES EXCEPT AS DESCRIBED ABOVE
     AUTOCLAVE
     CAGEWASH UNIT
     GLYCOL HEAT RECOVERY LOOP
     ELECTRIC DOOR INTERLOCK SYSTEM FOR VIVARIUM AIRLOCKS
     REDUNDANT HVAC SYSTEM FOR VIVARIUM
     CHEMICAL RADIOISOTOPE HOOD AND SUPPORTING INFRASTRUCTURE

CRITICAL THERAPEUTICS
60 WESTVIEW STREET, LEXINGTON, MASSACHUSETTS                                  BUILDING AREA         40,200 GSF
OUTLINE SPECIFICATIONS                                              TENANT IMPROVEMENT AREA         34,350 NSF
29-Jul-03                                                                                           37,042 RSF

DIVISION / DESCRIPTION                                                                       QTY
----------------------                                                                       ---






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